EXHIBIT 99.2

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (the "Agreement") is entered into as of this 14th day of October 2005, by and among PARADIGM HOLDINGS CORPORATION, a Wyoming corporation ("Parent"), PARADIGM SOLUTIONS INTERNATIONAL, INC., a Maryland corporation and wholly-owned subsidiary of Parent ("Merger Sub"), BLAIR
MANAGEMENT SERVICES, INC. t/d/b/a BLAIR TECHNOLOGY GROUP, a Pennsylvania corporation (the "Company"), the individuals listed on Schedule A attached hereto (individually, a "Shareholder" and collectively, the "Shareholders"), and KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP, a Pennsylvania limited liability partnership (the "Escrow Agent").


                                    RECITALS:

      WHEREAS, Parent, Merger Sub, the Company and the Shareholders are parties to that certain Merger Agreement (the "Merger Agreement") of even date herewith, wherein the Shareholders are exchanging one hundred percent (100%) of the issued and outstanding capital stock of the Company in exchange for One Million Dollars (US $1,000,000) and five hundred thousand (500,000) newly-issued shares of common stock, par value $0.001 per share, of Parent (the "Parent Shares") and the Company shall be merged with and into Merger Sub, which shall be the surviving corporation and shall continue its corporate existence under the laws of the State of Maryland as a wholly-owned subsidiary of Parent.

      WHEREAS, the Merger Agreement provides, in part, that upon execution of the Merger Agreement, Parent shall deposit with the Escrow Agent stock certificates representing in the aggregate, sixty thousand (60,000) shares of the Parent Shares (the "Escrowed Shares");

      WHEREAS, pursuant to Section 1.3 of the Merger Agreement, the Escrowed Shares are being held by the Escrow Agent subject to the satisfaction of the terms and conditions of the Merger Agreement; and

      WHEREAS, the Escrow Agent has agreed to hold the Escrowed Shares as Escrow Agent pursuant to the terms of this Escrow Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:

      1. Recitals. The above recitals are true and correct and are hereby incorporated, in their entirety, by this reference.

      2. Appointment. Parent, Merger Sub, the Company and the Shareholders hereby appoint the Escrow Agent and the Escrow Agent hereby accepts appointment as the Escrow Agent under the terms and subject to the conditions of this Agreement.

      3. Term. The term (the "Term") of this Agreement commences on the date of its execution and continues until such time as the Escrow Agent disburses the Escrowed Shares in accordance with Section 5 hereof or the earlier resignation of Escrow Agent pursuant to Section 6(d) hereof.

      4. The Escrowed Shares. On the date hereof, Parent shall deliver to the Escrow Agent stock certificatesrepresenting the Escrowed Shares portion of the Parent Shares.

      5. Disbursements. The Escrow Agent shall release the Escrowed Shares to:

            (a) Parent upon written notification received from Parent and proof that the Company and/or the Shareholders have breached any of their respective representations and/or warranties contained in the Merger Agreement and that Parent is entitled to the Escrowed Shares specifying the number of Escrowed Shares, and the calculation thereof, to which Parent is entitled.

            (b) the Shareholders on the twelve (12) month anniversary of the date hereof, provided that the Escrow Agent has not received prior written notification from Parent or Merger Sub as set forth in subparagraph (a) above.

            (c) within three (3) days of receipt of a written notification under this Section 5 (an "Escrow Release Notice"), the Escrow Agent shall release the Escrowed Shares in accordance with the instructions in the Escrow Release Notice. The Escrow Agent shall have no responsibility for the release of the Escrowed Shares until it has received an Escrow Release Notice.

      6. Escrow Agent.

            (a) Duties. The Escrow Agent's duties and obligations under this Escrow Agreement are entirely nondiscretionary and ministerial in nature. The Escrow Agent shall be required to act in respect of the Escrowed Shares only as specifically provided hereunder. This Agreement sets forth all of the duties and obligations of the Escrow Agent with respect to any and all matters relating to the Escrowed Shares as contemplated hereunder, and no additional obligations of the Escrow Agent shall be implied from the terms of this Agreement or any other agreements, including, without limitation, the Merger Agreement. The Escrow Agent, in its actions pursuant to this Agreement, shall be fully protected in every reasonable exercise of its discretion.

            (b) Resolution of Doubt. If the Escrow Agent is in doubt as to its duties and liabilities under this Agreement, then the Escrow Agent may, in its sole discretion, continue to hold the Escrowed Shares until all parties concerned mutually agree to the release thereof, or until a judgment of a court of competent jurisdiction determines the rights of the parties with respect to the Escrowed Shares, or may deposit the Escrowed Shares then held under this Agreement with the Clerk of the Court having jurisdiction over any disputes and, upon notifying all parties concerned of such action, all liability on the part of the Escrow Agent shall fully cease and terminate.

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

            (c) Reliance on Documents. The Escrow Agent may act in good faith reasonable reliance upon (a) any document, instrument or signature, including any statement or assertion made in any such document or instrument and (b) any notice or instructions that the Escrow Agent reasonably believes to be authorized under this Agreement. In the event that the Escrow Agent acts in good faith reasonable reliance upon any document, instrument, signature, statement or assertion made in any such document or instrument, or any notice or instructions that it reasonably believes to be authorized under this Agreement, the Escrow Agent shall not be liable for the sufficiency, accuracy or authenticity of such document or instrument and its duties shall be limited to those set forth in this Agreement.

            (d) Resignation. The Escrow Agent may resign at any time upon giving Parent, Merger Sub, and the Shareholders ten (10) days' prior written notice. In such event, the Escrow Agent shall deliver the Escrowed Shares in its possession to a successor escrow agent which shall be selected by Parent, Merger Sub, and the Shareholders. If no successor is appointed and acting hereunder within ten
(10) days after such resignation notice is given, the Escrow Agent may pay and deliver the Escrowed Shares to a court of competent jurisdiction. Upon its resignation and delivery of the Escrowed Shares as set forth in this Section 6(d), the Escrow Agent shall be discharged of and from any and all further obligations or liabilities arising in connection with or under this Agreement.

            (e) Fees and Expenses. Notwithstanding anything to the contrary contained herein, and without limiting the generality of any other provision contained herein, Parent, Merger Sub, and the Shareholders shall be liable for the payment of all reasonable fees and expenses of the Escrow Agent (including, without limitation, reasonable attorneys' fees and expenses) for its actions hereunder.

            (f) Liabilities and Indemnification. Notwithstanding anything to the contrary contained herein, and without limiting the generality of any other provision contained herein, the Escrow Agent shall not be liable for any damages, or have any obligations other than the duties prescribed herein in carrying out or executing the purposes and intent of this Agreement. The Escrow Agent shall not be liable to any party hereto or to any third party as a result of any action or omission taken or made by the Escrow Agent in good faith. Parent, Merger Sub, and the Shareholders jointly and severally covenant and agree that they shall reimburse the Escrow Agent upon receipt of written demand for, and shall indemnify and hold the Escrow Agent harmless from, against and with respect to, any and all loss, liability, damage, or expense (including, without limitation, attorneys' fees and costs) that the Escrow Agent may suffer or incur in connection with this Agreement and the performance of the Escrow Agent's obligations hereunder or otherwise in connection herewith, except where any such loss, liability, damage or expense is the result of the Escrow Agent's gross negligence or willful misconduct.

            (g) Caps on Fees and Expenses, Liabilities and Indemnification. The Shareholders shall not be responsible for any amount of fees, expenses and/or liabilities and indemnity in excess of the amount available pursuant to the limitations expressed in Section 9.5.2 of the Merger Agreement, after giving effect to payments, if any, thereunder.

      7. No Warranties. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner and execution, or validity of any instrument deposited with the Escrow Agent, nor as to the identity, authority, or right of any person executing the same.

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

      8. Miscellaneous Provisions.

            (a) Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof, and supersedes and revokes any and all prior or existing agreements, written or oral, relating to the subject matter hereof, and this Agreement shall be solely determinative of the subject matter hereof.

            (b) Amendments. This Agreement may not be amended, modified, superseded, canceled, or terminated, except by a written instrument executed by the parties hereto.

            (c) Counterparts. This Agreement may be executed in one or more counterparts, and any such counterpart shall, for all purposes, be deemed an original, but all such counterparts together shall constitute but one and the same instrument. All parties acknowledge that a facsimile copy of this Agreement may be executed and shall have the same binding force and effect, and in such case each party agrees to execute the appropriate original agreement thereafter if requested.

            (d) Severability. The invalidity or unenforceability of any provision hereunder (or any portion of such a provision) shall not affect the validity or enforceability of the remaining provisions (or remaining portions of such provisions) of this Agreement.

            (e) Waiver. Neither party may, at any time or times, waive (in whole or in part) any rights or privileges to which he or it may be entitled hereunder. However, no waiver by any party of any condition or of the breach of any term contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further continuing waiver of any other condition or of any breach of any other terms contained in this Agreement, and no waiver shall be effective unless it is in writing and signed by the waiving party and to the extent required, any other prerequisites to a waiver under this Agreement are satisfied.

            (f) Binding Effect and Agreement. This Agreement shall be binding upon the parties hereto and their respective heirs, personal or other legal representatives, successors, and permitted assigns.

            (g) Governing Law; Jurisdiction; Venue; Consent to Service. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without regard to principles of conflicts of laws thereof. Any dispute, controversy or question of interpretation arising under, out of, in connection with or in relation to this Agreement or any amendments hereof, or any breach or default hereunder, shall be litigated in the state or federal courts in ______ County, Maryland, U.S.A. Each of the parties hereby irrevocably submits to the jurisdiction of any state or federal court sitting in ______ County, Maryland. Each party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action in ______ County, Maryland

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

            (h) Enforcement Costs. If any legal action or other proceedings is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, court costs and all expenses incurred in that action or proceeding, in addition to any other relief to which such party may be entitled.

            (i) Independent Representation. Each party hereto acknowledges and agrees that Kirkpatrick & Lockhart Nicholson Graham LLP is representing itself with respect to this Escrow Agreement. Each party hereto further acknowledges and agrees that Kirkpatrick & Lockhart Nicholson Graham LLP has represented The Parent and the Merger Sub in the Merger Agreement, as well as other unrelated matters, and each party specifically waives any conflict as a result of such other representation and the transactions contemplated herein. The Shareholders specifically acknowledge and agree that each has had the opportunity to seek independent counsel of its own choice in connection with this Agreement.

            (j) Notice. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be (as elected by the person giving such notice) hand delivered by messenger or nationally recognized courier service, addressed to the address set forth below:

If to Parent of Merger Sub:          Paradigm Holdings Corporation
                                     2600 Towers Oaks Blvd.
                                     Suite 500
                                     Rockville, Maryland 20852
                                     Attn:    Rayond Huger

With a copy to:                      Kirkpatrick & Lockhart Nicholson Graham LLP
                                     201 South Biscayne Blvd.
                                     Suite 2000, Miami Center
                                     Miami, Florida 33131
                                     Attn: Clayton E. Parker, Esq.

If to a Shareholder:                 The name and address as listed on the
                                     Schedule A attached hereto.

With a copy to:                      Buchanan Ingersoll PC
                                     213 Market Street, 3rd Floor
                                     Harrisburg, PA 17101
                                     Attn: Michael L. Hund, Esq.

If to Escrow Agent                   Kirkpatrick & Lockhart Nicholson Graham LLP
                                     201 South Biscayne Boulevard, Suite 2000
                                     Miami, Florida 33131
                                     Attn: Clayton E. Parker, Esq.

or to such other address as may be designated by notice complying with the terms of this Section. Each such notice shall be deemed delivered: (a) on the date delivered if by personal delivery; or (b) two (2) days after delivery, if delivered by a nationally recognized courier (i.e., Federal Express, United Parcel Service, DHL).

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

      9. Waiver of Jury  Trial.  AS AN  INDUCEMENT  FOR EACH PARTY TO ENTER INTO
THIS AGREEMENT, EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES THE RIGHT EACH MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY LITIGATION OR ACTION BASED HEREON, ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY TO THIS AGREEMENT OR ANY AGREEMENTS EXECUTED IN CONNECTION HEREWITH.

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

      IN WITNESS WHEREOF, the parties hereto have duly executed this Escrow Agreement as of the date first above written.

                                          PARADIGM HOLDINGS CORPORATION

                                          By: /s/ Frank Jakovac
                                             -----------------------------------
                                          Name: Frank Jakovac
                                             -----------------------------------
                                          Title: President and Chief Operating
                                                 Officer
                                             -----------------------------------


                                          PARADIGM SOLUTIONS INTERNATIONAL, INC.

                                          By: /s/ Frank Jakovac
                                             -----------------------------------
                                          Name: Frank Jakovac
                                             -----------------------------------
                                          Title: President and Chief Operating
                                                 Officer
                                             -----------------------------------


                                          BLAIR MANAGEMENT SERVICES, INC.
                                          t/d/b/a BLAIR TECHNOLOGY GROUP

                                          By: /s/ Thomas J. Kristofco
                                             -----------------------------------
                                          Name: Thomas J. Kristofco
                                             -----------------------------------
                                          Title: President
                                             -----------------------------------


                                          SHAREHOLDERS:

                                             /s/ Thomas J. Kristofco
                                             -----------------------------------
                                             /s/ Stephen M. Fochler
                                             -----------------------------------
                                             /s/ Robert J. Duffy
                                             -----------------------------------


                                          KIRKPATRICK & LOCKHART
                                          NICHOLSON GRAHAM LLP

                                          By: /s/ Clayton E. Parker
                                             -----------------------------------
                                          Name: Clayton E. Parker
                                             -----------------------------------
                                          Title: Partner
                                             -----------------------------------